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                         GREENWICH STREET SERIES FUND
                               on behalf of the
                SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND
                                 (the "Fund")

                       Supplement dated August 30, 2002

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information dated April 30, 2002.

Classes of Shares

   The shares of the Fund that were outstanding on August 30, 2002 have been redesignated as Class I shares of the Fund.

                      INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Key Investments

   The Fund invests primarily in common stocks of emerging growth companies, without regard to market capitalization. These are domestic or foreign companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The Fund may invest up to 20% of its assets in securities of foreign issuers.

Selection Process

   The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks.

   When evaluating an individual stock, the manager considers whether the company may benefit from:

     .     new technologies, products or services

     .     new cost reducing measures

     .     changes in management

                      FUND PERFORMANCE--RISK RETURN TABLE

   The Fund has changed its benchmark from the Russell 2500 Growth Index to the Russell 3000 Growth Index effective August 30, 2002. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio securities. The Russell 3000 Growth Index is a broad based unmanaged index, which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth.

   The following information supplements the Fund's Prospectus disclosure under the section entitled Risk Return Table: The Average Annual Total Returns for the one-year, five-year and since inception (December 3, 1993) periods for the calendar year ended December 31, 2001 for the Russell 3000 Growth Index were (19.63)%, 7.72% and 12.09%, respectively.

FD 02622

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                         GREENWICH STREET SERIES FUND
                               on behalf of the
                 Salomon Brothers Variable All Cap Value Fund
                Salomon Brothers Variable Growth & Income Fund
              Salomon Brothers Variable International Equity Fund
                               (each the "Fund")

                       Supplement dated August 30, 2002

   The following information supplements the disclosure in the Prospectus and Statement of Additional Information of the Funds dated April 30, 2002, listed above. Defined terms have the same meaning as set forth in the Prospectus.

                               -----------------


Classes of Shares

   The shares of the Fund that were outstanding on August 30, 2002 have been redesignated as Class I shares of the Fund.

FD 02621